Exhibit 32.1

CERTIFICATION OF

PRINCIPAL EXECUTIVE OFFICER

I, Nathaniel A. Brown , Principal Executive Officer and President of TC PipeLines GP, Inc., the General Partner of TC PipeLines, LP (the Partnership), in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 hereby certify, to the best of my knowledge, in connection with the Partnership’s Quarterly Report on Form 10-Q for the period ended March 31, 2019 as filed with the Securities and Exchange Commission (the Report) on the date hereof, that:

•                  the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•                  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Dated:	May 8, 2019
/s/ Nathaniel A. Brown
Nathaniel A. Brown
Principal Executive Officer and President
TC PipeLines GP, Inc., as General Partner of
TC PipeLines, LP